NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT NOR ANY INTEREST IN THIS WARRANT OR IN SUCH SHARES OF COMMON STOCK HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT NOR ANY INTEREST IN THIS WARRANT OR IN SUCH SHARES OF COMMON STOCK CAN BE SOLD OR TRANSFERRED, UNLESS AND UNTIL IT IS OR THEY ARE SO REGISTERED OR ISSUER IS PROVIDED AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                          CATALYST LIGHTING GROUP, INC.

      THIS CERTIFIES that, for value received, KEATING REVERSE MERGER FUND, LLC is entitled to purchase from CATALYST LIGHTING GROUP, INC., a Delaware corporation (the "Corporation"), subject to the terms and conditions hereof, up to 125,000 shares (the "Warrant Shares") of the common stock, $.01 par value per share, of the Corporation ("Common Stock") at a price of $2.00 per Warrant Share, subject to adjustment as provided herein (the "Warrant Price"). This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant, is referred to as the "Warrant" and the holder of this Warrant is referred to as the "Holder." The number of Warrant Shares is subject to adjustment as hereinafter provided. This Warrant shall expire upon the day prior to the fifth (5th) anniversary of the date of issuance hereof (the "Termination Date").

      1. Exercise of Warrants. (a) Reference is made to that certain Subscription Agreement between the Corporation and the initial Holder hereof, pursuant to which, among other things, this Warrant was authorized and issued (the "Subscription Agreement").

            (b) The Holder may, at any time from the date hereof and prior to the Termination Date, subject to the terms and conditions hereof, exercise this Warrant in whole or in part at the Warrant Price, by the surrender of this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, and by payment to the Corporation of the Warrant Price in lawful money of the United States or by certified or official bank check for each share of Common Stock being purchased. Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised. In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant

Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after this Warrant shall have been so exercised.

            (c) The Holder may, at any time prior to the Termination Date, subject to the terms and conditions hereof, exchange this Warrant, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section 1(c), by surrendering this Warrant at the principal office of the Corporation, accompanied by a notice stating Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, within five (5) days of the date the Notice of Exchange is received by the Corporation (the "Exchange Date"). Certificates for Warrant Shares issuable upon such Warrant Exchange and, if applicable, a new Warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within three (3) business days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (1) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (2) the number of Warrant Shares equal to the quotient obtained by dividing (a) the product of the Total Number and the Warrant Price by (b) the Market Price of a share of Common Stock, as defined in the next sentence. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported by NASDAQ, or if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price on the OTC Electronic Bulletin Board or as otherwise furnished by the National Association of Securities Dealers, Inc. (the "NASD") or similar organization if the NASD is no longer reporting such information, or, if no such bid or sale information is reported, the Warrant Price.

      2. Reservation of Warrant Shares. The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of shares of Common Stock as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

      3. No Shareholder Rights. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Corporation.

      4. Transferability of Warrant. This Warrant and any of the rights granted hereunder are freely transferable by the Holder, in its sole discretion, subject to all applicable laws.

      5. Anti-Dilution Adjustments. With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

            (a) Split or Combination of Common Stock and Stock Dividend. In case the Corporation shall at any time subdivide, redivide, recapitalize, split or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Warrant Price shall be proportionately reduced and the number of Warrant Shares proportionately increased. Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Warrant Price shall be proportionately increased and the number of Warrant Shares proportionately reduced. Notwithstanding the foregoing, in no event will the Warrant Price be reduced below the par value of the Common Stock unless permitted by applicable law.

            (b) Merger or Reorganization, etc. If at any time prior to the exercise of this Warrant, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of stock otherwise provided for herein), (ii) a merger or consolidation of the Corporation with or into another corporation in which the Corporation is not the surviving entity, or a reverse triangular merger in which the Corporation is the surviving entity but the shares of the Corporation's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into property, whether in the form of securities, cash, or otherwise, of an Affiliate or parent of the entity merging into the Corporation or (iii) a sale or transfer of the Corporation's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that Holder would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer.

            (c) Valuation Adjustment. (i) Upon the complete exercise of this Warrant (an "Adjustment Date"), if the Corporation has, after the date hereof but prior to the Adjustment Date issued, or shall be deemed to have issued, Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share of less than $2.00, subject to adjustment to reflect stock splits, stock dividends, recapitalizations and the like (a "Triggering Issuance"), then and in such event, the Warrant Price shall be adjusted in the manner set forth in subsection (iii).

      (ii) As used herein:

            "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or deemed to be issued by the Company after the date hereof which represent a Triggering Issuance. The Company shall be deemed to have issued the maximum number of shares of Common Stock potentially underlying any Options or Convertible Securities. Notwithstanding the foregoing, no issuance or deemed issuance described in subsections (a) or (b) of this Section 4, nor Common Stock or options or warrants to purchase Common Stock issued (A) to officers, directors or employees of, or consultants to, the Corporation pursuant to any compensation agreement, plan or arrangement or the issuance of Common Stock upon the exercise of any such options or warrants, provided such issuances do not exceed 15% of the Corporation's outstanding Common Stock, (B) to strategic partners, licensees, distribution partners, technology or service vendors or lending or other financial institutions where the issuance or deemed issuance of such securities (C) upon the exercise of any Options or the conversion of any Convertible Securities, which Options and Convertible Securities were outstanding as of the date hereof, (D) or deemed issued as described in subsections (a), (b) or (c) of this Section 5 for which the Holder receives an adjustment pursuant thereto or (E) pursuant to any transaction approved by the Board of Directors of the Corporation primarily for the purpose of (1) a joint venture, technology licensing or research and development activity, (2) distribution or manufacture of the Corporation's products or services or (3) any other strategic alliance, business partnering arrangement, commercial loan, accounts receivable financing or other commercial business transaction involving the financing of the Corporation by a bank or lending institution or the purchase or sale of equipment or services, shall be deemed the issuance of Additional Shares of Common Stock.

            "Options" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

            "Convertible Securities" shall mean any evidences of indebtedness, shares (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

            With respect to Options and Convertible Securities, "Consideration" per share of Additional Shares of Common Stock shall be determined by adding (x) the aggregate consideration received upon issuance of the Options or Convertible Securities divided by the number of shares receivable upon the exercise or conversion thereof and (y) the minimum possible consideration per share received or to be received per share upon the exercise, conversion or exchange of such Options or Convertible Securities for shares of Common Stock.

(iii) If after the date hereof and on or before the Adjustment Date, the Corporation has issued, or has been deemed to issue, Additional Shares of Common Stock, without consideration or for a consideration per share less than the Warrant Price in effect on the date of and immediately prior to such issue, then and in such event, such Warrant Price shall be reduced, concurrently with such issue to a price determined by multiplying the Warrant Price by a fraction:

            (A) the numerator of which shall be (X) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus (Y) the number of shares of Common Stock which the net aggregate consideration received by the Corporation for the total number of such Additional Shares of Common Stock so issued would purchase at the Warrant Price, and

            (B) the denominator of which shall be (X) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock, plus (Y) the number of such additional shares of Common Stock so issued.

      6. Legend and Stop Transfer Orders. Unless the Warrant Shares have been registered under the Securities Act of 1933, as amended, including without limitation the Warrant Shares which may be registered in any registration of Common Stock, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend, insofar as is consistent with Delaware law:

      THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE AND CURRENT REGISTRATION STATEMENT OR POST-EFFECTIVE AMENDMENT THERETO FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT.

      7. Miscellaneous. This Warrant shall be binding upon the Corporation, its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns. No amendment or waiver of any provision of this Warrant, nor consent to any departure by the Holder, shall in any event be effective unless the same shall be in writing and signed by Holder, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. If one or more provisions of this Warrant are held to be prohibited, invalid or unenforceable under applicable law, such provision will be effective to the fullest extent possible excluding the terms affected by such prohibition, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Warrant. If the prohibition, invalidity or unenforceability referred to in the prior sentence requires such provision to be excluded from this Warrant in its entirety, the balance of this Warrant will be interpreted as if such provision were so excluded and will be enforceable in accordance with its terms. This Warrant and the rights and obligations of the Corporation and Holder hereunder shall be governed by and construed in accordance with the substantive laws of the State of Delaware. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

      IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officers under its seal as of the ____ day of July, 2003.

                                        CATALYST LIGHTING GROUP, INC.

                                        By: ____________________________________
                                            Dennis H. Depenbusch
                                            Chief Executive Officer

                              WARRANT EXERCISE FORM

                          To Be Executed by the Holder
                          in Order to Exercise Warrant

      The undersigned Holder hereby irrevocably elects to exercise this Warrant and to purchase shares of Catalyst Lighting Group Inc.'s Common Stock issuable upon exercise of such Warrant, and requests that certificates for such securities shall be issued in the name of:




(please print or type name and address)

___________________________________________________________
(please insert social security or other identifying number)




and be delivered as follows:



(please print or type name and address)



(please insert social security or other identifying number)



and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such shares be registered in the name of, and delivered to, Holder.


                                        ________________________________________
                                        Signature of Holder

                                        SIGNATURE GUARANTEE: